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                                                                   EXHIBIT 10.30

                               FIRST AMENDMENT TO
                            INDEMNIFICATION AGREEMENT



WHEREAS, Belden Inc. (the "Company") and Lorne D. Bain (the "Indemnitee") entered into an Indemnification Agreement effective as of August 3, 1993 (the "Agreement"); and

WHEREAS, the Company and the Indemnitee deem it desirable to make certain amendments to the Agreement effective immediately before the Effective Time, as defined in the Agreement and Plan of Merger by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. dated as of February 4, 2004, as amended;

NOW, THEREFORE, the Agreement is amended effective immediately before the Effective Time as follows (provided, however, that if the Effective Time does not occur, this First Amendment to Indemnification Agreement shall be null and void ab initio):

1. Section 1(a) of the Agreement (definition of Change in Control) is amended by adding the following sentence to the end thereof: "The consummation of the transactions contemplated by the Agreement and Plan of Merger by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. dated as of February 4, 2004, as amended (the 'Merger Agreement'), shall not constitute a 'Change in Control' under this Agreement."

2. The following new section is added at the end of the Agreement: "Immediately following the Effective Time (as defined in the Merger Agreement), (i) Cable Design Technologies Corporation ('CDT', whose name may be changed to Belden CDT Inc.) shall automatically and without any further action on behalf of any party unconditionally assume and guarantee all of the obligations of Belden Inc. under this Agreement and (ii) all references in this Agreement to the 'Company' shall be deemed references to 'CDT', except that in Section 1(e) of this Agreement (definition of Indemnifiable Event) the references to the 'Company' shall be deemed references to 'CDT or Belden Inc.'."

3. Capitalized terms used herein, unless otherwise defined herein, have the meaning ascribed to such terms in the Agreement. Except as expressly provided herein all provisions of the Agreement shall remain in full force and effect.



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     Executed and effective as of this 14th day of July, 2004.





                                   BELDEN INC.



                                   By:  /s/ C. Baker Cunningham
                                        ----------------------------------------
                                   Name: C. Baker Cunningham
                                   Title: Chairman, President & CEO
                                   Date:  July 14, 2004



                                   INDEMNITEE

                                   By:  /s/ Lorne D. Bain
                                        ----------------------------------------
                                   Name: Lorne D. Bain
                                   Title: Director
                                   Date: July 14, 2004



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